Supplement Dated July 15, 2008
                                     to the
                     Prospectus Dated July 27, 2007 for the
       WisdomTree Domestic Dividend Funds and International Dividend Funds

The following information supplements the information in the current Prospectus.

                      WisdomTree Middle East Dividend Fund

Exchange Trading Symbol GULF                Cusip Number  97717X305

Investment Objective

The Fund seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Middle East Dividend Index. Since the Fund's investment objective has been adopted as a non-fundamental investment policy, the Fund's investment objective may be changed without a vote of shareholders.

Primary Investment Strategies

The Fund employs a "passive management" - or indexing - investment approach designed to track the performance of the WisdomTree Middle East Dividend Index. The Fund attempts to invest all, or substantially all, of its assets in the stocks that make up the Index. The Fund generally uses a Representative Sampling strategy to achieve its investment objective.

Index Description

The WisdomTree Middle East Dividend Index is a fundamentally weighted index that measures the performance of companies in the Middle East region that pay regular cash dividends on shares of their common stock and that meet specified requirements as of the index measurement date. Companies eligible for inclusion in the Index must be incorporated in and have their shares listed on a major stock exchange in Bahrain, Egypt, Jordan, Kuwait, Morocco, Oman, Qatar, or the United Arab Emirates (including Abu Dhabi and Dubai). As of the index measurement date, shares of companies must be eligible to be purchased by foreign investors. Companies must have paid at least $5 million in cash dividends on their common stock in the annual cycle prior to the most recent index measurement date. Companies are ranked by market capitalization and the 100 largest companies by market capitalization are selected for inclusion. Companies are weighted in the Index based on regular cash dividends paid in the annual cycle prior to the index measurement date. Country weights are capped so that no country's weight in the Index exceeds 33% at the annual index measurement date. As of May 30, 2008, approximately 40% of the Index consisted of companies with market capitalizations over $10 billion and 45% of the Index consisted of companies with a market capitalization between $2 billion and $10 billion.

Primary Investment Risks

The following risks, in addition to the risks described in the Prospectus under the heading "Principal Risk Factors Common to All Funds", are risks that can significantly affect the Fund's performance and the value of your investment.

o Foreign Securities Risk. The Fund invests in foreign securities. Foreign securities can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.

o Geographic Risk (Middle East). The Fund invests in Middle Eastern countries. Certain Middle Eastern markets are only in the earliest stages of development and may be considered "frontier markets." Financial Markets in the Middle East generally are less liquid and more volatile than other markets and have a high concentration of market capitalization and trading

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     volume in a small number of issuers representing a limited number of industries. Certain economies in the Middle East depend to a significant degree upon exports of primary commodities such as oil. A sustained decrease in commodity prices could have a significant negative impact on all aspects of the economy in this region. Middle Eastern governments have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, governmental actions in the future could have a significant effect on economic conditions in Middle Eastern countries. This could affect private sector companies and the Fund, as well as the value of securities in the Fund's portfolio. Further, substantial limitations may exist in certain Middle Eastern countries with respect to the Fund's ability to protect its legal interests and its ability to repatriate its investment, investment income or capital gains. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investment. Countries in the Middle East may be affected by political instability, war or the threat of war, regional instability, terrorist activities and religious, ethnic and/or socioeconomic unrest.

o Frontier Market Risks. The Middle East financial markets generally are considered to be "frontier markets." The term "frontier markets" is typically used to describe markets outside of the United States that are significantly smaller, less developed, less liquid and generally less accessible and efficient than older, more established markets. Frontier markets can be volatile and unpredictable. The value of your investment in the Fund can change quickly and significantly and you may lose money. Frontier countries may have relatively unstable governments, present the risk of unanticipated adverse government action and nationalization of private business enterprises, impose restrictions on foreign ownership or prohibitions of repatriation of assets, and may have fewer property rights protections. Frontier market economies may be significantly dependent on only a few industries, may be more vulnerable to changes in local or global trade conditions and may face debt burdens or volatile inflation rates. Local securities markets may trade fewer securities and might not be able to respond effectively to changes in trading volume, making it potentially difficult to liquidate substantial holdings promptly - or at all. In addition, procedures concerning transaction settlement and dividend collection may be less reliable than in developed markets and larger emerging markets. Securities of frontier market issuers may have limited marketability and may be subject to sudden or erratic price movements. These and other factors make investing in frontier market countries significantly riskier than investing in developed market or emerging market countries.

o Currency Risk. Because the Fund's NAV is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the local currency of the non-U.S. markets in which the Fund invests depreciates against the U.S. dollar. This is true even if the local currency value of securities in the Fund's holdings goes up.

o Financial Sector Investing. The Fund generally invests a relatively large portion of its assets in the financial sector. The financial sector in the Middle East can be significantly affected by, among other things, commodity prices, government intervention and regulation, interest rates, stock market activity, mergers and acquisition activity, and losses on loans.

o Telecommunication Investing. The Fund generally invests a relatively large portion of its assets in the telecommunication industry. The telecommunication industry in the Middle East can be significantly affected by, among other things, commodity prices, government intervention and regulation, the need for companies to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology, and technological innovations that may make the products and services of telecommunications companies obsolete.

o Small and Mid-Capitalization Investing. The Fund invests a portion of its assets in securities of small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may be subject to more unpredictable price changes than securities of larger companies or the market as a whole.

o Cash Redemption Risk. Unlike most ETFs, the Fund does not generally make in-kind redemptions because of the nature of its underlying investments. The Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This will generally cause the Fund to recognize a capital gain that it might not have incurred if it had made a redemption in-kind.


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Performance Information

No performance information is presented for the Fund because it has been in operation for less than one full calendar year. After the first full calendar year, a risk/return chart and table will be provided. Any past performance of the Fund that will be shown will not be an indication of future results.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund's average net assets. You may also incur customary brokerage charges when buying or selling Fund shares.

Shareholder Fees
(fees paid directly from your investment)                                   None
Annual Fund Operating Expenses (expenses deducted from Fund assets)
         Management Fees                                                   0.68%
         Distribution and/or Service (12b-1) Fees                           None
         Other Expenses(a)                                                 0.20%
Total Annual Fund Operating Expenses(b)                                    0.88%

(a) "Other Expenses" are based on estimated amounts for the current fiscal year.

(b) WisdomTree Asset Management has agreed to limit "Total Expenses" to 0.88% through March 31, 2009.

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeemed all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commission that retail investors will pay to buy and sell shares of the Fund. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        1 Year        3 Years
                                        ------        -------
                                          $90           $281

You would pay the following expenses if you did not redeem your shares:

                                         1 Year        3 Years
                                         ------        -------
                                          $90           $281

Creation and Redemption Transaction Fees for Creation Units (Institutional Investors Only)

The Fund may impose a creation transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares. The following table also shows, as of June 15, 2008, the approximate value of one Creation Unit per Fund, including the standard creation and redemption transaction fee. These fees are payable only by investors who purchase shares directly from a Fund. Retail investors who purchase shares through their brokerage account will not pay these fees.

         Approximate Value                     Standard             Maximum
         Of A Creation Unit                      Fee                  Fee
         ------------------                    --------            --------
           $2,500,000                          $6,500              $26,000

The Fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading, and may reject purchase orders or redemption orders in such cases.

Financial Highlights. Financial Statements and Annual Reports will be available after the Fund has completed a fiscal year of operations.